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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): DECEMBER 14, 2004


                         HARVEST NATURAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-10762                         77-0196707
(State or other jurisdiction     (Commission File Number)     (IRS Employer Identification No.)
      of incorporation)


    1177 ENCLAVE PARKWAY, SUITE 300
            HOUSTON, TEXAS                                 77077
    (Address of principal executive                     (Zip Code)
               offices)


                                  281-899-5700
                             (Registrant's telephone
                          number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 14, 2004, Harvest Natural Resources, Inc. ("Harvest") issued a Press Release (the "Press Release") providing financial and operating guidance assumptions for 2005. The Press Release contains information regarding Harvest's discretionary cash flow, a non-GAAP financial measure which Harvest's management believes provides useful information to investors regarding the net cash provided by operating activities without regard to the changes in the operating assets and liabilities. These changes are short-term in nature and can fluctuate based on the activities within a single reporting period. The Press Release includes a reconciliation of the differences between discretionary cash flow and net cash provided by operating activities.

The foregoing is qualified by reference to the Press Release which is furnished as an exhibit to this report and incorporated herein by reference.

The information contained in this Item 2.02 shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and automatically incorporated by reference in Harvest's current filings under the Securities Act of 1933, as amended, or the Exchange Act, without being expressly set forth by specific reference in any such a filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

             99.1 Press release dated December 14, 2004 providing financial and operating guidance assumptions for 2005.

                         -------------------------------

         The information presented or incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified as in Harvest's Annual Report on Form 10-K and other of Harvest's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 15, 2004


                                       HARVEST NATURAL RESOURCES, INC.


                                       By:       /s/ Kerry R. Brittain
                                          --------------------------------------
                                                     Kerry R. Brittain
                                          Senior Vice President, General Counsel
                                                  and Corporate Secretary


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                                INDEX TO EXHIBITS

Item
Number       Exhibit
------       -------
99.1         Press release dated December 14, 2004 providing financial and operating guidance assumptions for 2005.